Exhibit 10.11

REGISTRATION RIGHTS AGREEMENT

CHURCHILL CAPITAL CORP III
6.00% / 7.00% Convertible Senior PIK Toggle Notes due 2027
Registration Rights Agreement

Table of Contents

1.	Definitions	1
2.	Shelf Registration	4
3.	Registration Procedures	6
4.	Registration Expenses	10
5.	Indemnification and Contribution	10
6.	Underwritten Registrations	13
7.	Registration Defaults	13
8.	No Inconsistent Agreements	15
9.	Rule 144A and Rule 144	15
10.	Listing	16
11.	Amendments and Waivers	16
12.	Notices	16
13.	Remedies	16
14.	Successors	17
15.	Counterparts	17
16.	Headings	17
17.	Applicable Law	17
18.	Severability	17
19.	Company Common Stock Held by the Company, etc	17

Exhibit A      Form of Selling Securityholder Notice and Questionnaire

October 8, 2020

Churchill Capital Corp III

640 Fifth Avenue, 12th Floor

New York, NY 10019

Ladies and Gentlemen:

Churchill Capital Corp III, a Delaware corporation (the “Company”), proposes to issue and sell to certain Investors (as defined below) its 6.00% / 7.00% Convertible Senior PIK Toggle Notes due 2027 (the “Notes”), upon the terms set forth in the applicable Convertible Note Subscription Agreement by and among the Company, Polaris Investment Holdings, L.P., a Delaware limited partnership, Polaris Parent Corp., a Delaware corporation (“Music”), Polaris Intermediate Corp., a Delaware corporation and wholly-owned subsidiary of Music (the “Guarantor”), and the Investors, dated July 12, 2020 (each such agreement, the “Convertible Note Subscription Agreement”), relating to the initial sale (the “Initial Sale”) of the Notes. Upon a conversion of Notes at the option of the holder thereof, the Company will be required to deliver Class A common stock, par value $0.0001 per share, of the Company (the “Company Common Stock”). The Notes will be fully and unconditionally guaranteed on a senior unsecured basis as to the payment of principal of and premium, if any, and interest by the Guarantor. To induce the Investors to enter into the Convertible Note Subscription Agreement and to satisfy their obligations thereunder, the holders of the Notes will have the benefit of this registration rights agreement (this “Agreement”) by and between the Company and the Investors, whereby the Company agrees with you for your benefit and the benefit of the holders from time to time of the Notes and the Registrable Securities (including the Investors) (each a “Holder” and, collectively, the “Holders”), as follows:

1.            Definitions. As used in this Agreement, the following capitalized defined terms shall have the following meanings:

“Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Additional Interest” shall have the meaning set forth in Section 7 hereof.

“Affiliate” shall have the meaning specified in Rule 405 under the Act.

“Agreement” shall have the meaning set forth in the preamble hereto.

“Broker-Dealer” shall mean any broker or dealer registered as such under the Exchange Act.

“Business Day” shall have the meaning specified in the Indenture.

“Close of Business” shall have the meaning specified in the Indenture.

“Closing Date” shall mean the date of this Agreement.

“Company” shall have the meaning set forth in the preamble hereto.

“Company Common Stock” shall have the meaning set forth in the preamble hereto.

“Commission” shall mean the Securities and Exchange Commission.

“Control” shall have the meaning specified in Rule 405 under the Act and the terms “controlling” and “controlled” shall have meanings correlative thereto.

“Convertible Note Subscription Agreement” shall have the meaning set forth in the preamble hereto.

“Deferral Period” shall have the meaning indicated in Section 3(i) hereof.

“Depositary” shall have the meaning specified in the Indenture.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

“FINRA Rules” shall mean the Conduct Rules and the By-Laws of the Financial Industry Regulatory Authority.

“Guarantor” shall have the meaning set forth in the preamble hereto.

“Holder” or “Holders” shall have the meanings set forth in the preamble hereto.

“Indenture” shall mean the Indenture relating to the Notes, dated as of October 8, 2020, between the Company and Wilmington Trust, National Association, as trustee, as the same may be amended from time to time in accordance with the terms thereof.

“Initial Sale” shall have the meaning set forth in the preamble hereto.

“Investor” or “Investors” shall mean, Franklin Custodian Funds-Franklin Income Fund, Magnetar Constellation Master Fund Ltd, Magnetar Constellation Fund II, Ltd, Magnetar Structured Credit Fund, LP, Magnetar Xing He Master Fund Ltd, Magnetar SC Fund Ltd, Magnetar Longhorn Fund LP, Purpose Alternative Credit Fund—F LLC, Purpose Alternative Credit Fund—T LLC, 405 MSTV I LP, Magnetar Capital Master Fund Ltd, PEAK6 Group LLC, OHA Enhanced Credit Strategies Master Fund, L.P., Illinois State Board of Investment, OHAT Credit Fund, L.P., Future Fund Investment Company No.2 Pty Ltd, Indiana Public Retirement System, OHA Centre Street Partnership, L.P., OHA BCSS SSD II, L.P., OHA MPS SSD II, L.P., OHA Delaware Customized Credit Fund Holdings, L.P., OHA Delaware Customized Credit Fund—F, L.P., OHA KC Customized Credit Master Fund, L.P., OHA Structured Products Master Fund D, L.P., OHA Artesian Customized Credit Fund I, L.P., OHA Black Bear Fund, L.P., OHA Strategic Credit Master Fund II, L.P., OHA Tactical Investment Master Fund, L.P., OHA AD Customized Credit Fund (International), L.P., OHA Credit Solutions Master Fund 2, ALOHA European Credit Fund, L.P., Pacific Investment Management Company LLC, PIMCO Funds: PIMCO Income Fund, PIMCO Monthly Income Fund (Canada), PIMCO Funds: Global Investors Series plc, Income Fund, PIMCO Bermuda Trust II: PIMCO Bermuda Income Fund (M), OC III LVS I LP, PCM Fund, Inc., PIMCO Income Opportunity Fund, PIMCO Dynamic Credit and Mortgage Income Fund, PIMCO Dynamic Fund (PDI), PIMCO Flexible Credit Income Fund, PIMCO Tactical Opportunities Master Fund Ltd., PIMCO DISCO Fund III LP, PIMCO Global Credit Opportunity Master Fund LDC, PIMCO Horseshoe Fund, LP, PIMCO Global Core Asset Allocation Fund, PIMCO Funds: Global Investors Series plc, PIMCO Global Core Asset Allocation Fund and PIMCO Variable Insurance Trust: PIMCO Global Managed Asset Allocation Portfolio.

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“Losses” shall have the meaning set forth in Section 5(d) hereof.

“Majority Holders” shall mean, on any date, Holders of a majority of the Company Common Stock that are registered under the Shelf Registration Statement.

“Managing Underwriters” shall mean the investment banker or investment bankers and manager or managers selected by the Company that administer an underwritten offering, if any, conducted pursuant to Section 6 hereof.

“Maturity Date” shall have the meaning specified in the Indenture.

“Music” shall have the meaning set forth in the preamble hereto.

“Notes” shall have the meaning set forth in the preamble hereto.

“Notice and Questionnaire” shall mean a written notice delivered to the Company substantially in the form attached as Exhibit A hereto.

“Notice Holder” shall mean, on any date, any Holder that has delivered a Notice and Questionnaire to the Company on or prior to such date.

“Prospectus” shall mean a prospectus included in the Shelf Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A or Rule 430B under the Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Company Common Stock covered by the Shelf Registration Statement, and all amendments and supplements thereto, including any and all exhibits thereto and any information incorporated by reference therein.

“Registrable Securities” shall mean each of the Company Common Stock, if any, deliverable by the Company upon conversion of the Notes sold to the Investors pursuant to the applicable Convertible Note Subscription Agreement, other than Company Common Stock that has (i) been registered under the Shelf Registration Statement and disposed of in accordance therewith, (ii) become eligible to be transferred without condition as contemplated by Rule 144 under the Act or any successor rule or regulation thereto that may be adopted by the Commission; provided that such Company Common Stock following such transfer would not bear any restrictive legend relating to the Act, or (iii) ceased to be outstanding.

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“Registration Default” shall have the meaning set forth in Section 7 hereof.

“Scheduled Trading Day” shall have the meaning specified in the Indenture.

“Shelf Registration Period” shall have the meaning set forth in Section 2(b) hereof.

“Shelf Registration Statement” shall mean a “shelf” registration statement of the Company pursuant to the provisions of Section 2 hereof which covers some or all of the Company Common Stock on an appropriate form under Rule 415 under the Act, or any similar rule that may be adopted by the Commission, amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

“Trading Day” shall have the meaning set forth in the Indenture.

“Underwriter” shall mean any underwriter of Company Common Stock in connection with an offering thereof under the Shelf Registration Statement.

2.            Shelf Registration.

(a)            The Company shall use commercially reasonable efforts to file with the Commission a Shelf Registration Statement on or prior to the day that is fourteen (14) full calendar months after the Closing Date providing for the registration of, and the sale on a continuous or delayed basis by the Holders of, all of the Registrable Securities, from time to time in accordance with the methods of distribution elected by such Holders, pursuant to Rule 415 under the Act or any similar rule that may be adopted by the Commission and shall use its commercially reasonable efforts to cause such Shelf Registration Statement to become effective on or prior to the day that is eighteen (18) full calendar months after the Closing Date.

(b)            The Company shall use its commercially reasonable efforts to keep the Shelf Registration Statement continuously effective, supplemented and amended as required by the Act, in order to permit the Prospectus forming part thereof to be usable by Holders for a period (the “Shelf Registration Period”) from the date the Shelf Registration Statement becomes effective or is declared effective by the Commission, as the case may be, to and including the earlier of (i) the twentieth (20th) Trading Day immediately following the Maturity Date (subject to extension for any suspension of the effectiveness of the Shelf Registration Statement during such twenty (20)-Trading Day period immediately following the Maturity Date) and (ii) the date (1) that is the twentieth (20th) trading day immediately following the date on which there are no longer outstanding any Notes or (2) on which there are no longer outstanding any Registrable Securities. For avoidance of doubt, notwithstanding anything else in this Agreement, if the Company Common Stock that is issuable upon conversion of the Notes are eligible to be transferred without condition as contemplated under Rule 144 of the Act, the Company will no longer be required to file or keep effective any Shelf Registration Statement or pay any additional interest as contemplated by the Agreement. Such determination shall be evidenced by the removal of any restrictive legend on the Notes.

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(c)            The Company shall cause the Shelf Registration Statement and the related Prospectus and any amendment or supplement thereto, as of the effective date of the Shelf Registration Statement or such amendment or supplement, (i) to comply in all material respects with the applicable requirements of the Act and (ii) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading.

(d)            Subject to applicable law, the Company shall provide written notice to the Holders of the Notes of, and issue a press release through a reputable national newswire service announcing, the anticipated effective date of the Shelf Registration Statement at least fifteen (15) Business Days prior to such anticipated effective date. Each Holder, in order to be named as a selling securityholder in the Shelf Registration Statement at the time of its initial effectiveness, will be required to deliver a Notice and Questionnaire and such other information as the Company may reasonably request in writing, if any, to the Company on or prior to the tenth (10th) day prior to the anticipated effective date of the Shelf Registration Statement as provided in the notice and announced in the press release. From and after the effective date of the Shelf Registration Statement, the Company shall use its commercially reasonable efforts, as promptly as is practicable after the date a Notice and Questionnaire is delivered, and in any event within ten (10) Business Days after such date, (i) if required by applicable law, to file with the Commission a post-effective amendment to the Shelf Registration Statement or to prepare and, if permitted or required by applicable law, to file a supplement to the Prospectus or an amendment or supplement to any document incorporated therein by reference or file any other required document so that the Holder delivering such Notice and Questionnaire is named as a selling securityholder in the Shelf Registration Statement and the related Prospectus, and so that such Holder is permitted to deliver such Prospectus to purchasers of the Registrable Securities in accordance with applicable law (provided that the Company shall not be required to file more than one supplement or post-effective amendment in any thirty (30)-day period in accordance with this Section 2(d)(i)) and, if the Company shall file a post-effective amendment to the Shelf Registration Statement, use its commercially reasonable efforts to cause such post-effective amendment to be declared effective under the Act as promptly as is practicable; (ii) provide such Holder, upon request, copies of any documents filed pursuant to Section 2(d)(i) hereof; and (iii) notify such Holder as promptly as practicable after the effectiveness under the Act of any post-effective amendment filed pursuant to Section 2(d)(i) hereof; provided that if such Notice and Questionnaire is delivered during a Deferral Period, the Company shall so inform the Holder delivering such Notice and Questionnaire and shall take the actions set forth in clauses (i), (ii) and (iii) above upon expiration of the Deferral Period in accordance with Section 3(i) hereof. Notwithstanding anything contained herein to the contrary, the Company shall be under no obligation to name any Holder that is not a Notice Holder as a selling securityholder in the Shelf Registration Statement or Prospectus; provided, however, that any Holder that becomes a Notice Holder pursuant to the provisions of this Section 2(d) (whether or not such Holder was a Notice Holder at the effective date of the Shelf Registration Statement) shall be named as a selling securityholder in the Shelf Registration Statement or Prospectus in accordance with the requirements of this Section 2(d). Notwithstanding the foregoing, if the Notes are converted as provided for in Article 5 of the Indenture, then the Company shall use its commercially reasonable efforts to file the post-effective amendment or supplement within ten (10) Business Days of date of such conversion, or if such Notice and Questionnaire is delivered during a Deferral Period, upon expiration of the Deferral Period. Further, if a Holder does not timely complete and deliver the Notice and Questionnaire or provide the other information the Company may request, such Holder will not be named as a selling securityholder in the Prospectus, will not be permitted to sell its securities under the Shelf Registration Statement and will not be entitled to any Additional Interest (as defined below).

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3.            Registration Procedures. The following provisions shall apply in connection with the Shelf Registration Statement.

(a)            The Company shall:

(i)            furnish to Milbank LLP, as counsel to the Investors, not less than five (5) Business Days prior to the filing thereof with the Commission, a copy of the Shelf Registration Statement and each amendment thereto and each amendment or supplement, if any, to the Prospectus (other than amendments and supplements that do nothing more than name Notice Holders and provide information with respect thereto and other than filings by the Company under the Exchange Act) and shall use its commercially reasonable efforts to reflect in each such document, when so filed with the Commission, such comments as Milbank LLP, as counsel to the Investors, reasonably proposes within three (3) Business Days of the delivery of such copies to Milbank LLP; and

(ii)            include information regarding the Notice Holders and the methods of distribution they have elected for their Registrable Securities provided to the Company in Notices and Questionnaires as necessary to permit such distribution by the methods specified therein.

(b)            The Company shall ensure that:

(i)            the Shelf Registration Statement and any amendment thereto, and any Prospectus and any amendment or supplement thereto, comply in all material respects with the Act; and

(ii)           the Shelf Registration Statement and any amendment thereto do not, when each becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(c)            The Company shall advise the Notice Holders, and confirm such advice in writing, if requested (which notice pursuant to clauses (ii)-(v) below shall be accompanied by an instruction to suspend the use of the Prospectus until the Company shall have remedied the basis for such suspension):

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(i)            when the Shelf Registration Statement and any amendment thereto have been filed with the Commission and when the Shelf Registration Statement or any post-effective amendment thereto has become effective;

(ii)           of any request by the Commission for any amendment or supplement to the Shelf Registration Statement or the Prospectus or for additional information;

(iii)          of the issuance by the Commission of any stop order suspending the effectiveness of the Shelf Registration Statement or the initiation or threatening of any proceeding for that purpose;

(iv)          of the receipt by the Company of any notification with respect to the suspension of the qualification of the Company Common Stock included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

(v)           of the happening of any event that requires any change in the Shelf Registration Statement or the Prospectus so that, as of such date, they (A) do not contain any untrue statement of a material fact and (B) do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading.

(d)            The Company shall use its commercially reasonable efforts to prevent the issuance of any order suspending the effectiveness of the Shelf Registration Statement or the qualification of the securities therein for sale in any jurisdiction and, if issued, to obtain as soon as possible the withdrawal thereof.

(e)            Upon request, the Company shall furnish, in electronic or physical form, to each Notice Holder, without charge, at least one copy of the Shelf Registration Statement and any post-effective amendment thereto, including all material incorporated therein by reference, and, if a Notice Holder so requests in writing, all exhibits thereto (including exhibits incorporated by reference therein).

(f)            During the Shelf Registration Period, the Company shall promptly deliver to each Notice Holder and any sales or placement agents or underwriters acting on their behalf, without charge, as many copies of the Prospectus (including the preliminary Prospectus, if any) included in the Shelf Registration Statement and any amendment or supplement thereto as any such person may reasonably request. Subject to the restrictions set forth in this Agreement, the Company consents to the use of the Prospectus or any amendment or supplement thereto by each of the foregoing in connection with the offering and sale of the Registrable Securities.

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(g)            Prior to any offering of Registrable Securities pursuant to the Shelf Registration Statement, the Company shall arrange for the qualification of the Registrable Securities for sale under the laws of such U.S. jurisdictions as any Notice Holder shall reasonably request and shall maintain such qualification in effect so long as required; provided that in no event shall the Company be obligated by this Agreement to qualify to do business or as a dealer of securities in any jurisdiction where it is not then so qualified or to take any action that would subject it to taxation or service of process in suits in any jurisdiction where it is not then so subject.

(h)            Upon the occurrence of any event contemplated by subsections (c)(ii) through (v) above, the Company shall promptly (or within the time period provided for by Section 3(i) hereof, if applicable) prepare a post-effective amendment to the Shelf Registration Statement or an amendment or supplement to the Prospectus or file any other required document so that, as thereafter delivered to subsequent purchasers of the securities included therein, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(i)            Upon the occurrence or existence of any pending corporate development, public filings with the Commission or any other material event that, in the reasonable judgment of the Company, makes it appropriate to suspend the availability of the Shelf Registration Statement and the Prospectus, the Company shall give notice (without notice of the nature or details of such events) to the Notice Holders that the availability of the Shelf Registration Statement is suspended and, upon receipt of any such notice, each Notice Holder agrees: (i) not to sell any Registrable Securities pursuant to the Shelf Registration Statement until such Notice Holder receives copies of the supplemented or amended Prospectus provided for in Section 3(h) hereof, or until it is advised in writing by the Company that the Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus; and (ii) to hold such notice strictly confidential. Except in the case of a suspension of the availability of the Shelf Registration Statement and the Prospectus solely as the result of the filing of a post-effective amendment or supplement to the Prospectus to add additional selling securityholders therein, the period during which the availability of the Shelf Registration Statement and any Prospectus is suspended (the “Deferral Period”) shall not exceed an aggregate of sixty (60) days in any calendar quarter or one hundred twenty (120) days in any calendar year.

(j)            The Company shall comply with all applicable rules and regulations of the Commission and shall make generally available to its securityholders an earnings statement (which need not be audited) satisfying the provisions of Section 11(a) of the Act as soon as practicable after the effective date of the Shelf Registration Statement and in any event no later than forty-five (45) days after the end of the twelve (12) month period (or ninety (90) days, if such period is a fiscal year) beginning with the first month of the Company’s first fiscal quarter commencing after the effective date of the Shelf Registration Statement.

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(k)            The Company may require each Holder of Registrable Securities to be sold pursuant to the Shelf Registration Statement to furnish to the Company such information regarding the Holder and the distribution of such Registrable Securities as the Company may from time to time reasonably require for inclusion in the Shelf Registration Statement in order to comply with the Act. The Company may exclude from the Shelf Registration Statement the Registrable Securities of any Holder that unreasonably fails to furnish such information within a reasonable time after receiving such request.

(l)             Subject to Section 6 hereof, the Company shall enter into customary agreements (including, if requested by the Majority Holders, an underwriting agreement in customary form, which, for the avoidance of doubt, will provide for customary representations and warranties, legal opinions, comfort letters and other documents and certifications by the Company and by the selling securityholders) and take all other necessary actions in order to expedite or facilitate the registration or the disposition of the Registrable Securities, and in connection therewith, if an underwriting agreement is entered into, cause the same to contain customary indemnification provisions and procedures.

(m)           Subject to Section 6 hereof, for persons who are or may be “underwriters” with respect to the Company Common Stock issued upon conversion of the Notes within the meaning of the Act and who make appropriate requests for information to be used solely for the purpose of taking reasonable steps to establish a due diligence or similar defense in connection with the proposed sale of such Company Common Stock pursuant to the Shelf Registration, the Company shall:

(i)            make reasonably available during business hours for inspection by the Holders of Registrable Securities, any Underwriter participating in any disposition pursuant to the Shelf Registration Statement, and any attorney, accountant or other agent approved by the Company (which approval shall not be unreasonably withheld or delayed) and retained by the Holders or any such Underwriter all relevant financial and other records and pertinent corporate documents of the Company and its subsidiaries; and

(ii)           cause the Company’s and the Guarantor’s officers, directors, employees, accountants and auditors to supply all relevant information reasonably requested by the Holders or any such underwriter, attorney, accountant or agent in connection with the Shelf Registration Statement as is customary for similar due diligence examinations.

(n)            In the event that any Broker-Dealer shall underwrite any Company Common Stock or participate as a member of an underwriting syndicate or selling group or “participate in an offering” (within the meaning of the FINRA Rules) thereof, whether as a Holder of such Company Common Stock or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, the Company shall, upon the reasonable request of such Broker-Dealer, comply with any such reasonable request of such Broker-Dealer in complying with the FINRA Rules.

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(o)            The Company shall use its commercially reasonable efforts to take all other steps necessary to effect the registration of the Company Common Stock covered by the Shelf Registration Statement.

4.            Registration Expenses. The Company shall bear all expenses incurred in connection with the performance of their obligations under Sections 2 and 3 hereof and the reasonable and documented fees and expenses of Milbank LLP, as counsel to the Investors related to the review of any Shelf Registration Statement, and the Holders of Company Common Stock shall bear all other expenses incurred by them in connection with any sale of Company Common Stock pursuant to the Shelf Registration Statement.

5.            Indemnification and Contribution.

(a)            The Company agrees to indemnify and hold harmless each Holder and the directors, officers, employees, Affiliates and agents of each such Holder and each person who controls any such Holder within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement as originally filed or in any amendment thereof, or in any preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of any preliminary Prospectus or the Prospectus, in the light of the circumstances under which they were made) not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of the party claiming indemnification specifically for inclusion therein.

The Company also agrees to provide customary indemnities to, and to contribute as provided in Section 5(d) hereof to Losses of, any underwriters of the Registrable Securities, their officers, directors, employees, Affiliates and agents and each Person who controls such underwriters (within the meaning of Section 15 of the Securities Act) to the same extent as provided above with respect to the indemnification of the Holders of Registrable Securities.

(b)            Each Holder of securities covered by the Shelf Registration Statement (including each Investor that is a Holder) severally and not jointly agrees to indemnify and hold harmless the Company, each of the Company’s directors, each of the Company’s officers who signs the Shelf Registration Statement and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each such Holder, but only with reference to written information relating to such Holder furnished to the Company by or on behalf of such Holder specifically for inclusion in the documents referred to in the foregoing indemnity.

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This indemnity agreement shall be acknowledged by each Notice Holder in such Notice Holder’s Notice and Questionnaire and shall be in addition to any liability that any such Notice Holder may otherwise have.

(c)            Promptly after receipt by an indemnified party under this Section 5 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 5, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it has been materially prejudiced through the forfeiture by the indemnifying party of substantial rights and defenses; and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. If any action shall be brought against an indemnified party and it shall have notified the indemnifying party thereof, the indemnifying party shall be entitled to appoint one separate firm (including one separate local counsel in any jurisdiction in which the indemnified party require representation by separate counsel) of the indemnifying party’s choice at the indemnifying party’s expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel, other than one local counsel if not appointed by the indemnifying party, retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party’s election to appoint counsel (including one local counsel in any jurisdiction in which the indemnified party requires representation by separate counsel) to represent the indemnified party in an action, the indemnified party shall have the right to employ one separate firm (including one separate local counsel in any jurisdiction in which the indemnified party requires representation by separate counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such one separate firm if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest; (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party; (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the initiation of such action; or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. It is understood and agreed that the indemnifying party shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate law firm (in addition to not more than one separate local counsel) for all indemnified persons. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and does not include an admission of fault, culpability or a failure to act, by or on behalf of such indemnified party.

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(d)            In the event that the indemnity provided in paragraph (a) or (b) of this Section 5 is unavailable to or insufficient to hold harmless an indemnified party for any reason, then each applicable indemnifying party shall have a joint and several obligation to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending any loss, claim, liability, damage or action) (collectively “Losses”) to which such indemnified party may be subject in such proportion as is appropriate to reflect the relative benefits received by such indemnifying party, on the one hand, and such indemnified party, on the other hand, from the Initial Sale and the Shelf Registration Statement which resulted in such Losses; provided, however, that in no case shall any Investors be responsible, in the aggregate, for any amount in excess of the purchase discount applicable to the Notes, as set forth in the applicable Convertible Note Subscription Agreement, nor shall any underwriter be responsible for any amount in excess of the underwriting discount or commission applicable to the securities purchased by such underwriter under the Shelf Registration Statement which resulted in such Losses. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the indemnifying party and the indemnified party shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of such indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the Initial Sale (before deducting expenses) as set forth in the applicable Convertible Note Subscription Agreement. Benefits received by the Investors shall be deemed to be equal to the total purchase discounts as set forth in the applicable Convertible Note Subscription Agreement, and benefits received by any other Holders shall be deemed to be equal to the value of receiving Company Common Stock registered under the Act. Benefits received by any underwriter shall be deemed to be equal to the total underwriting discounts and commissions, as set forth on the cover page of the Prospectus forming a part of the Shelf Registration Statement which resulted in such Losses. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information provided by the indemnifying party, on the one hand, or by the indemnified party, on the other hand, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The parties agree that it would not be just and equitable if contribution were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 5, each person who controls a Holder within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of such Holder shall have the same rights to contribution as such Holder, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Shelf Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

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(e)            The provisions of this Section 5 shall remain in full force and effect, regardless of any investigation made by or on behalf of any Holder or the Company or any of the indemnified persons referred to in this Section 5, and shall survive the sale by a Holder of securities covered by the Shelf Registration Statement.

6.            Underwritten Registrations.

(a)            In no event will the method of distribution of Registrable Securities take the form of an underwritten offering without the prior written consent of the Company. Consent may be conditioned on waivers of any of the obligations in Section 3, Section 4 or Section 5 hereof.

(b)            If any Registrable Securities are to be sold in an underwritten offering, the Managing Underwriters shall be selected by the Company.

(c)            No person may participate in any underwritten offering pursuant to the Shelf Registration Statement unless such person: (i) agrees to sell such person’s Registrable Securities on the basis reasonably provided in any underwriting arrangements approved by the Company; and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

7.            Registration Defaults. If any of the following events shall occur as a result of the Company’s failure to satisfy its obligations hereunder (each, a “Registration Default”), then the Company shall pay additional interest on the Notes (“Additional Interest”) to the Holders as follows:

(a)            if the Shelf Registration Statement has not been filed with the Commission prior to the day that is fourteen (14) full calendar months after the Closing Date, then commencing on the day that is fourteen (14) full calendar months after the Closing Date, Additional Interest shall accrue on the aggregate outstanding principal amount of the Notes at a rate of 0.25% per annum for the first ninety (90) days from and including the day that is fourteen (14) full calendar months after the Closing Date and 0.50% per annum thereafter;

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(b)            if the Shelf Registration Statement has not been declared effective on or prior to the day that is eighteen (18) full calendar months after the Closing Date, then commencing on the day that is eighteen (18) full calendar months after the Closing Date, Additional Interest shall accrue on the aggregate outstanding principal amount of the Notes at a rate of 0.25% per annum for the first ninety (90) days from and including the day that is eighteen (18) full calendar months after the Closing Date and 0.50% per annum thereafter;

(c)            if the Company through its omission fails to name a Holder as a selling securityholder and such selling securityholder had complied timely with its obligations hereunder in a manner to entitle such selling securityholder to be so named in (i) the Shelf Registration Statement at the time it first became effective or (ii) any Prospectus at the later of time of filing thereof or the time the Shelf Registration Statement of which the Prospectus forms a part becomes effective, then Additional Interest shall accrue, on the aggregate outstanding principal amount of the Notes held by such Holder, at a rate of 0.25% per annum for the first ninety (90) days from and including the effective date of such Shelf Registration Statement or the time of filing of such Prospectus, as the case may be, and 0.50% per annum thereafter, until such selling securityholder is so named;

(d)            if the Shelf Registration Statement has been declared or becomes effective but ceases to be effective or usable for the offer and sale of the Registrable Securities, other than (i) in connection with a Deferral Period or (ii) as a result of a requirement to file a post-effective amendment or supplement to the Prospectus to make changes to the information regarding selling securityholders or the plan of distribution provided for therein, at any time during the Shelf Registration Period and the Company does not cure the lapse of effectiveness or usability within ten (10) Business Days (or, if a Deferral Period is then in effect and subject to the ten (10)-Business Day filing requirement and the proviso regarding the filing of post-effective amendments in Section 2(d) with respect to any Notice and Questionnaire received during such period, within ten (10) Business Days following the expiration of such Deferral Period or period permitted pursuant to Section 2(d)), then Additional Interest shall accrue on the aggregate outstanding principal amount of the Notes at a rate of 0.25% per annum for the first ninety (90) days from and including the day following such tenth (10th) Business Day and 0.50% per annum thereafter; or

(e)            if the aggregate duration of Deferral Periods in any period exceeds the number of days permitted in respect of such period pursuant to Section 3(i) hereof, then commencing on the day after the aggregate duration of Deferral Periods in any period exceeds the number of days permitted in respect of such period, Additional Interest shall accrue on the aggregate outstanding principal amount of the Notes at a rate of 0.25% per annum for the first 90 days from and including such date, and 0.50% per annum thereafter;

provided, however, that (1) upon the filing and effectiveness (whether upon such filing or otherwise) of the Shelf Registration Statement (in the case of paragraph (a) above), (2) upon such time as the Shelf Registration Statement which had ceased to remain effective or usable for resales again becomes effective and usable for resales (in the case of paragraph (b) above), (3) upon the time such Holder is permitted to sell its Registrable Securities pursuant to any Shelf Registration Statement and Prospectus in accordance with applicable law (in the case of paragraph (c) above), (4) upon the termination of the Deferral Period that caused the limit on the aggregate duration of Deferral Periods in a period set forth in 3(i) to be exceeded (in the case of paragraph (e) above), or (5) in any case, notwithstanding the preceding clauses (1) through (4), upon the earlier of the two dates provided in clauses (i) and (ii) of Section 2(b), Additional Interest shall cease to accrue.

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Any amounts of Additional Interest due pursuant to this Section 7 will be payable in cash or in PIK, at the Company’s choice, on the next succeeding interest payment date to Holders entitled to receive such Additional Interest on the relevant record dates for the payment of interest. If any Note ceases to be outstanding during any period for which Additional Interest is accruing, the Company will prorate the Additional Interest payable with respect to such Note.

The Additional Interest rate on the Notes shall not exceed in the aggregate 0.50% per annum and shall not be payable under more than one clause above for any given period of time, except that if Additional Interest would be payable because of more than one Registration Default, but at a rate of 0.25% per annum under one Registration Default and at a rate of 0.50% per annum under the other, then the Additional Interest rate shall be the higher rate of 0.50% per annum.

Notwithstanding any provision in this Agreement, in no event shall interest, including Additional Interest, accrue to holders of shares of Company Common Stock issued upon conversion of some or all Notes, except in the case of Notes that are surrendered for conversion after 5:00 p.m., New York City time, on the regular Interest Record Date (as defined in the Indenture) immediately preceding the maturity date of the Notes or, if the Company has specified a Fundamental Change Purchase Date (as defined in the Indenture) that is after a regular Interest Record Date and on or prior to the corresponding Interest Payment Date (as defined in the Indenture) and such Notes are surrendered for conversion after such regular Interest Record Date and on or prior to such Interest Payment Date.

8.            No Inconsistent Agreements. The Company has not entered into, and agrees not to enter into, any agreement with respect to its securities that is inconsistent with the registration rights granted to the Holders herein or that otherwise conflicts with the provisions hereof.

9.            Rule 144A and Rule 144. So long as any Registrable Securities remain outstanding, the Company shall file the reports required to be filed by it under Rule 144A(d)(4) under the Act and the Exchange Act in a timely manner and, if at any time the Company is not required to file such reports, it will, upon the written request of any Holder of Registrable Securities, make publicly available other information so long as necessary to permit sales of such Holder’s Registrable Securities pursuant to Rules 144 and 144A of the Act. Each of the Company and the Guarantor covenants that it will take such further action as any Holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Act within the limitation of the exemptions provided by Rules 144 and 144A (including, without limitation, the requirements of Rule 144A(d)(4)). Upon the written request of any Holder of Registrable Securities, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements. Notwithstanding the foregoing, nothing in this Section 9 shall be deemed to require the Company to register any of its securities pursuant to the Exchange Act.

15

10.           Listing. The Company shall use its commercially reasonable efforts to maintain the approval of the Company Common Stock for listing on the New York Stock Exchange or another U.S. national stock exchange.

11.           Amendments and Waivers. The provisions of this Agreement may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of the Holders of a majority of the Registrable Securities; provided that, no amendment, qualification, modification, supplement, waiver or consent with respect to Section 7 hereof shall be effective as against any Holder of Registrable Securities unless consented to in writing by such Holder; and provided, further, that the provisions of this Section 11 may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of each Holder.

12.           Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first class mail, air courier guaranteeing overnight delivery, or by email:

(a)            if to a Holder, at the most current address given by such holder to (i) the Company in accordance with the provisions of the Notice and Questionnaire or (ii) the trustee under the Indenture in accordance with the provisions of the Indenture; provided that notices and other communications to Holders of Notes held in global form may be provided through the applicable procedures of the Depositary; and

(b)            if to the Company, initially at c/o MultiPlan, Inc., 115 Fifth Avenue, New York, New York 10011, Attention: Chief Financial Officer.

All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; one Business Day after being sent, if emailed; and on the next Business Day if timely delivered to an air courier guaranteeing overnight delivery.

The Company by notice to the other parties may designate additional or different addresses for subsequent notices or communications.

Notwithstanding the foregoing, notices given to Holders holding in book-entry form may be given through the facilities of the Depositary.

13.           Remedies. Each Holder, in addition to being entitled to exercise all rights provided to it herein, in the Indenture or in the Convertible Note Subscription Agreement or granted by law, including recovery of liquidated or other damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by them of the provisions of this Agreement and hereby agree to waive in any action for specific performance the defense that a remedy at law would be adequate.

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14.           Successors. This Agreement shall inure to the benefit of and be binding upon the parties hereto, their respective successors and assigns, including, without the need for any consent by the Company thereto, subsequent Holders, and the indemnified persons referred to in Section 5 hereof. The Company hereby agrees to extend the benefits of this Agreement to any Holder, and any such Holder may specifically enforce the provisions of this Agreement as if an original party hereto.

15.           Counterparts. This Agreement may be signed in one or more counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall constitute an original and all of which together shall constitute one and the same agreement. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement or any document to be signed in connection with this Agreement shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form (including any electronic signature complying with the New York Electronic Signatures and Records Act (N.Y. State Tech. §§ 301-309), as amended from time to time, or other applicable law) or by facsimile or other transmission method, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.

16.           Headings. The section headings used herein are for convenience only and shall not affect the construction or interpretation hereof.

17.           Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. The parties hereto each hereby waive any right to trial by jury in any action, proceeding or counterclaim arising out of or relating to this Agreement.

18.           Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

19.           Company Common Stock Held by the Company, etc. Whenever the consent or approval of Holders of a specified percentage of Company Common Stock is required hereunder, Company Common Stock held by the Company or its Affiliates (other than subsequent Holders of Company Common Stock if such subsequent Holders are deemed to be Affiliates solely by reason of their holdings of such Company Common Stock) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

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The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

CHURCHILL CAPITAL CORP III

By:	/s/ Jay Taragin
Name:	Jay Taragin
Title:	Chief Financial Officer

[Signature Page to Registration Rights Agreement]

Magnetar Constellation Master Fund, LTD.

By:	/s/ Michael Turro
Name: Michael Turro
Title: Chief Compliance Officer of
Magnetar Financial, LLC, its investment manager

[Signature Page to the Registration Rights Agreement]

Magnetar Constellation Fund II, LTD

By:	/s/ Michael Turro
Name: Michael Turro
Title: Chief Compliance Officer of
Magnetar Financial, LLC, its investment manager

[Signature Page to the Registration Rights Agreement]

Magnetar Structured Credit Fund, LP

By:	/s/ Michael Turro
Name: Michael Turro
Title: Chief Compliance Officer of
Magnetar Financial, LLC, its general partner

[Signature Page to the Registration Rights Agreement]

Magnetar Xing HE Master Fund LTD

By:	/s/ Michael Turro
Name: Michael Turro
Title: Chief Compliance Officer of
Magnetar Financial, LLC, its investment manager

[Signature Page to the Registration Rights Agreement]

Magnetar SC Fund LTD

By:	/s/ Michael Turro
Name: Michael Turro
Title: Chief Compliance Officer of
Magnetar Financial, LLC, its investment manager

[Signature Page to the Registration Rights Agreement]

Magnetar Longhorn Fund LP

By:	/s/ Michael Turro
Name: Michael Turro
Title: Chief Compliance Officer of
Magnetar Financial, LLC, its investment manager

[Signature Page to the Registration Rights Agreement]

Purpose Alternative Credit Fund Ltd

By:	/s/ Michael Turro
Name: Michael Turro
Title: Chief Compliance Officer of
Magnetar Financial, LLC, its investment manager

[Signature Page to the Registration Rights Agreement]

Purpose Alternative Credit Fund–T LLC

By:	/s/ Michael Turro
Name: Michael Turro
Title: Chief Compliance Officer of
Magnetar Financial, LLC, its manager

[Signature Page to the Registration Rights Agreement]

405 MSTV I LP

By:	/s/ Michael Turro
Name: Michael Turro
Title: Chief Compliance Officer of
Magnetar Financial, LLC, its trading advisor

[Signature Page to the Registration Rights Agreement]

Magnetar CApital Master Fund, Ltd

By:	/s/ Michael Turro
Name: Michael Turro
Title: Chief Compliance Officer of
Magnetar Financial, LLC, its investment manager

[Signature Page to the Registration Rights Agreement]

Magnetar Lake Credit Fund LLC

By:	/s/ Michael Turro
Name: Michael Turro
Title: Chief Compliance Officer of
Magnetar Financial, LLC, its manager

[Signature Page to the Registration Rights Agreement]

PEAK6 GRoup LLC

By:	/s/ Jay Coppoletta
Name: Jay Coppoletta
Title: Chief Corp. Dev. & Legal Officer

[Signature Page to the Registration Rights Agreement]

Franklin Custodian Funds-Franklin Income Fund

By: Franklin Advisers, Inc, as investment manager

By:	/s/ Brendan Circle
Name: Brendan Circle
Title: SVP/Portfolio Manager

[Signature Page to the Registration Rights Agreement]

OHA Enhanced Credit Strategies Master Fund, L.P.

By: OHA Enhanced Credit Strategies GenPar, LLC,
its general partner
By: OHA Global GenPar, LLC,
its managing member
By: OHA Global MGP, LLC,
its managing member

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

[Signature Page to the Registration Rights Agreement]

Illinois State Board of Investment

By: Oak Hill Advisors, L.P.,
as Investment Manager
By: Oak Hill Advisors GenPar, L.P.,
its general partner
By: Oak Hill Advisors MGP, Inc.,
its managing general partner

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

[Signature Page to the Registration Rights Agreement]

OHAT Credit Fund, L.P.

By: OHAT Credit GenPar, LLC,
its general partner
By: OHA Global GenPar, LLC,
its managing member
By: OHA Global MGP, LLC,
its managing member

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

[Signature Page to the Registration Rights Agreement]

Future Fund Investment Company No. 2 Pty Ltd

By: Oak Hill Advisors, L.P.,
as Investment Manager
By: Oak Hill Advisors GenPar, L.P.,
its general partner
By: Oak Hill Advisors MGP, Inc.,
its managing general partner

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

[Signature Page to the Registration Rights Agreement]

Indiana Public Retirement System

By: Oak Hill Advisors, L.P.,
as Investment Manager
By: Oak Hill Advisors GenPar, L.P.,
its general partner
By: Oak Hill Advisors MGP, Inc.,
its managing general partner

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

[Signature Page to the Registration Rights Agreement]

OHA Centre Street Partnership, L.P.

By: OHA Centre Street GenPar, LLC,
its general partner
By: OHA Centre Street MGP, LLC,
its managing member

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

[Signature Page to the Registration Rights Agreement]

OHA BCSS SSD II, L.P.

By: OHA BCSS SSD GenPar II, LLC,
its general partner
By: OHA Global PE GenPar, LLC,
its managing member
By: OHA Global PE MGP, LLC,
its managing member

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

[Signature Page to the Registration Rights Agreement]

OHA MPS SSD II, L.P.

By: OHA MPS SSD GenPar II, LLC,
its general partner
By: OHA Global PE GenPar, LLC,
its managing member
By: OHA Global PE MGP, LLC,
its managing member

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

[Signature Page to the Registration Rights Agreement]

OHA Delaware Customized Credit Fund Holdings, L.P.

By: OHA Delaware Customized Credit Fund GenPar, LLC,
its general partner
By: OHA Global GenPar, LLC,
its managing member
By: OHA Global MGP, LLC,
its managing member

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

[Signature Page to the Registration Rights Agreement]

OHA Delaware Customized Credit Fund-F, L.P.

By: OHA Delaware Customized Credit Fund-F GenPar, LLC,
its general partner
By: OHA Global GenPar, LLC,
its managing member
By: OHA Global MGP, LLC,
its managing member

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

[Signature Page to the Registration Rights Agreement]

OHA KC Customized Credit Master Fund, L.P.

By: OHA KC Customized Credit GenPar, LLC,
its general partner
By: OHA Global PE GenPar, LLC,
its managing member
By: OHA Global PE MGP, LLC,
its managing member

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

[Signature Page to the Registration Rights Agreement]

OHA Structured Products Master Fund D, L.P.

By: OHA Structured Products D GenPar, LLC,
its general partner
By: OHA Global PE GenPar, LLC,
its managing member
By: OHA Global PE MGP, LLC,
its managing member

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

[Signature Page to the Registration Rights Agreement]

OHA Artesian Customized Credit Fund I, L.P.

By: OHA Artesian Customized Credit Fund I GenPar, LLC,
its general partner
By: OHA Global PE GenPar, LLC,
its managing member
By: OHA Global PE MGP, LLC,
its managing member

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

[Signature Page to the Registration Rights Agreement]

OHA Black Bear Fund, L.P.

By: OHA Black Bear GenPar, LLC,
its general partner
By: OHA Global PE GenPar, LLC,
its managing member
By: OHA Global PE MGP, LLC,
its managing member

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

[Signature Page to the Registration Rights Agreement]

OHA Strategic Credit Master Fund II, L.P.

By: OHA Strategic Credit II GenPar, LLC,
its general partner
By: OHA Global PE GenPar, LLC,
its managing member
By: OHA Global PE MGP, LLC,
its managing member

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

[Signature Page to the Registration Rights Agreement]

OHA Tactical Investment Master Fund, L.P.

By: OHA Tactical Investment GenPar, LLP,
its general partner
By: OHA Global PE GenPar, LLC,
its managing member
By: OHA Global PE MGP, LLC,
its managing member

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

[Signature Page to the Registration Rights Agreement]

OHA AD Customized Credit Fund (International), L.P.

By: OHA AD Customized Credit Fund GenPar, LLC,
its general partner
By: OHA Global PE GenPar, LLC,
its managing member
By: OHA Global PE MGP, LLC,
its managing member

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

[Signature Page to the Registration Rights Agreement]

OHA CREDIT SOLUTIONS ICAV, AN UMBRELLA FUND WITH SEGREGATED LIABILITY BETWEEN SUB-FUNDS, ACTING SOLELY IN RESPECT OF ITS SUB-FUND OHA CREDIT SOLUTIONS MASTER FUND 2

By: Oak Hill Advisors, L.P.,
its portfolio manager

By:	/s/ Alexis Atteslis
Name: Alexis Atteslis
Title: Authorized Signatory

[Signature Page to the Registration Rights Agreement]

ALOHA European Credit Fund, L.P.

By: OHA ALOHA European Credit Fund
GenPar, LLC, its general partner
By: OHA Global GenPar, LLC,
its managing member
By: OHA Global MGP, LLC,
its managing member

By:	/s/ Gregory S. Rubin
Name: Gregory S. Rubin
Title: Authorized Signatory

[Signature Page to the Registration Rights Agreement]

Each Investor Identified on Exhibit A Attached Hereto[1]

By: Pacific Investment Management Company
LLC, as investment manager, adviser or sub-adviser

By:	/s/ Alfred T. Murata
Name: Alfred T. Murata
Title: Managing Director

1            The obligations arising out of this instrument are several and not joint with respect to each participating Investor as to its Registrable Securities, and the parties agree not to proceed against any Investor for the obligations of another. To the extent an Investor is a registered investment company (“Trust”) or a series thereof, a copy of the Declaration of Trust of such Trust is on file with the Secretary of State of The Commonwealth of Massachusetts or Secretary of State of the State of Delaware. The obligations of or arising out of this instrument are not binding upon any of such Trust's trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Trust as to its Registrable Securities. If this instrument is executed by or on behalf of a Trust on behalf of one or more series of the Trust, the assets and liabilities of each series of the Trust are separate and distinct and the obligations of or arising out of this instrument are binding solely upon the assets or property of the series on whose behalf this instrument is executed. If this agreement is being executed on behalf of more than one series of a Trust, the obligations of each series hereunder shall be several and not joint, and the parties agree not to proceed against any series for the obligations of another.

PIMCO Funds: Global Investors Series plc is an Irish umbrella company with segregated liability between sub-funds. As a result, as a matter of Irish law, any liability attributable to a particular sub-fund may only be discharged out of the assets of that sub-fund and the assets of other sub-funds may not be used to satisfy the limited liability of that sub-fund.

The obligations of or arising out of this instrument are not binding upon the PIMCO Bermuda Trust II's (the “Bermuda Trust”) trustee, or any officer, director, employee, agent or servant or any other person appointed by the trustee, or unitholders individually, but are binding solely upon the assets and property of the Bermuda Trust in accordance with its Notes. If this instrument is executed by or on behalf of the Bermuda Trust on behalf of one or more series of the Bermuda Trust, the assets and liabilities of each series of the Bermuda Trust are separate and distinct and the obligations of or arising out of this instrument are binding solely upon the assets or property of the series on whose behalf this instrument is executed.

To the extent an Investor is a trust established under the laws of a province or territory of Canada (a “Canadian Trust”), the obligations of or arising out of this instrument are not binding upon (i) the Canadian Trust’s trustee or investment fund manager, (ii) any officer, director, employee or agent of the Canadian Trust’s trustee or investment fund manager, or (iii) any unitholder of the Canadian Trust, but are binding solely upon the property of the Canadian Trust as to its Registrable Securities.

[Signature Page to the Registration Rights Agreement]

Exhibit A

Initial Purchaser:

PIMCO Funds: PIMCO Income Fund

PIMCO Monthly Income Fund (Canada)

PIMCO Funds: Global Investors Series plc, Income Fund

PIMCO Bermuda Trust II: PIMCO Bermuda Income Fund (M)

OC III LVS I LP

PCM Fund, Inc.

PIMCO Income Opportunity Fund

PIMCO Dynamic Credit and Mortgage Income Fund

PIMCO Dynamic Income Fund (PDI)

PIMCO Flexible Credit Income Fund

PIMCO Tactical Opportunities Master Fund Ltd.

PIMCO DISCO Fund III LP

PIMCO Global Credit Opportunity Master Fund LDC

PIMCO Horseshoe Fund, LP

PIMCO Global Core Asset Allocation Fund

PIMCO Funds: Global Investors Series plc, PIMCO Global Core Asset Allocation Fund

PIMCO Variable Insurance Trust: PIMCO Global Managed Asset Allocation Portfolio

[Signature Page to the Registration Rights Agreement]

EXHIBIT A

FORM OF

SELLING SECURITYHOLDER NOTICE AND QUESTIONNAIRE

The undersigned beneficial holder of 6.00% / 7.00% Convertible Senior PIK Toggle Notes due 2027 (the “Notes”) or Class A common stock of Churchill Capital Corp III (the “Company”), issuable on conversion of the Notes (such Class A common stock, the “Registrable Securities”), understands that the Company has filed or intends to file with the Securities and Exchange Commission a registration statement (the “Shelf Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended, of the Registrable Securities in accordance with the terms of a Registration Rights Agreement (the “Registration Rights Agreement”), among the Company and the Investors named therein. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Registration Rights Agreement.

Each beneficial owner of Registrable Securities is entitled to the benefits of the Registration Rights Agreement. In order to sell or otherwise dispose of any Registrable Securities pursuant to the Shelf Registration Statement, a beneficial owner of Registrable Securities generally will be required to be named as a Selling Securityholder (as defined below) in the related prospectus, deliver a prospectus to purchasers of Registrable Securities and be bound by those provisions of the Registration Rights Agreement applicable to such beneficial owner (including certain indemnification provisions as described below). Beneficial owners are encouraged to complete, execute and deliver this Notice and Questionnaire prior to the effectiveness of the Shelf Registration Statement so that such beneficial owners may be named as Selling Securityholders in the related prospectus at the time of effectiveness. Any beneficial owner of Registrable Securities wishing to include its Registrable Securities in the Shelf Registration Statement must deliver to the Company a properly completed and signed Notice and Questionnaire.

Certain legal consequences arise from being named as Selling Securityholders in the Shelf Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a Selling Securityholder in the Shelf Registration Statement and the related prospectus.

Notice

The undersigned beneficial owner (the “Selling Securityholder”) of Registrable Securities hereby gives notice to the Company of its intention to sell or otherwise dispose of Registrable Securities beneficially owned by it and listed below in Item 3(b) pursuant to the Shelf Registration Statement. The undersigned, by signing and returning this Notice and Questionnaire, understands that it will be bound by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement.

Pursuant to the Registration Rights Agreement, the undersigned has agreed to indemnify and hold harmless the Company, each of the Company's directors, each of the Company's officers who signs the Shelf Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), from and against any and all losses arising out of or based upon any untrue or alleged untrue statements concerning the undersigned made in the Registration Statement or the related prospectus in reliance upon the information provided in this Notice and Questionnaire.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

Full Legal Name of Selling Securityholder:

Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities listed in Item (3) below are held:

Full Legal Name of DTC Participant (if applicable and if not the same as (b) above) through which Registrable Securities listed in Item (3) below are held:

Address for Notices to Selling Securityholder:

Telephone:
Fax:
Email address:
Contact Person:

Beneficial Ownership of Registrable Securities:

Except as set forth below in this Item (3), the undersigned Selling Securityholder does not beneficially own any Registrable Securities.

Number of shares of Registrable Securities (as defined in the Registration Rights Agreement) beneficially owned: _____________

Number of shares of the Registrable Securities which the undersigned wishes to be included in the Shelf Registration Statement:

Beneficial Ownership of other Company securities owned by the Selling Securityholder:

Except as set forth below in this Item (4), the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item (3).

Type and amount of other securities beneficially owned by the Selling Securityholder:

CUSIP No(s). of such other securities beneficially owned:

Relationship with the Company:

Have you or any of your affiliates, officers, directors or principal equity holders (owners of 5% or more of the equity securities of the Selling Securityholder) held any position or office or have you had any other material relationship with the Company (or its predecessors or affiliates) within the past three years?

☐ Yes

☐ No

If so, please state the nature and duration of your relationship with the Company:

Broker-Dealer Status

Is the Selling Securityholder a broker-dealer registered pursuant to Section 15 of the Exchange Act?

☐ Yes

☐ No

Note that we will be required to identify any registered broker-dealer as an underwriter in the prospectus. If so, please answer the remaining questions in this section.

If the Selling Securityholder is a registered broker-dealer, please indicate whether the Selling Securityholder purchased its Registrable Securities for investment or acquired them as transaction-based compensation for investment banking or similar services.

☐ purchased the Registrable Securities for investment

☐ acquired the Registrable Securities as transaction-based compensation

If the Selling Securityholder is a registered broker-dealer and received its Registrable Securities other than as transaction-based compensation, the Company is required to identify the Selling Securityholder as an underwriter in the Shelf Registration Statement and related prospectus.

Affiliation with Broker-Dealers:

Is the Selling Securityholder an affiliate of a registered broker-dealer? For purposes of this Item 6(b), an “affiliate” of a specified person or entity means a person or entity that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person or entity specified.

☐ Yes

☐ No

If so, please answer the following three questions in this section.

Please describe the affiliation between the Selling Securityholder and any registered broker-dealers:

If the Notes were purchased by the Selling Securityholder other than in the ordinary course of business, please describe the circumstances:

If the Selling Securityholder, at the time of its purchase of Registrable Securities, has had any agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities, please describe such agreements or understandings:

Note that if the Selling Securityholder is an affiliate of a broker-dealer and did not purchase its notes in the ordinary course of business or at the time of the purchase had any agreements or understandings, directly or indirectly, to distribute the securities, we must identify the Selling Securityholder as an underwriter in the prospectus.

Nature of Beneficial Holding. The purpose of this question is to identify the ultimate natural person(s) or publicly held entity that exercise(s) sole or shared voting or dispositive power over the Registrable Securities

Is the Selling Securityholder a natural person?

☐ Yes
☐ No

Is the Selling Securityholder required to file, or is it a wholly owned subsidiary of a company that is required to file, periodic and other reports (for example, Forms 10-K, 10-Q and 8-K) with the Securities and Exchange Commission pursuant to Section 13(a) or 15(d) of the Exchange Act?

☐ Yes

☐ No

Is the Selling Securityholder an investment company, or a subsidiary of an investment company, registered under the Investment Company Act of 1940, as amended?

☐ Yes

☐ No

If a subsidiary, please identify the publicly held parent entity, if any:

If you answered “No” to questions (a), (b) and (c) above, please identify the controlling person(s) of the Selling Securityholder (the “Controlling Entity”). If the Controlling Entity is not a natural person or a publicly held entity, please identify each controlling person(s) of such Controlling Entity. This process should be repeated until you reach natural persons or a publicly held entity that exercise sole or shared voting or dispositive power over the Registrable Securities:

*** PLEASE NOTE THAT THE SECURITIES AND EXCHANGE COMMISSION REQUIRES THAT THESE NATURAL PERSONS BE NAMED IN THE PROSPECTUS.

If you need more space for this response, please attach additional sheets of paper. Please be sure to indicate your name and the number of the item being responded to on each such additional sheet of paper, and to sign each such additional sheet of paper before attaching it to this Notice and Questionnaire. Please note that you may be asked to answer additional questions depending on your responses to the above questions.

Plan of Distribution:

Except as set forth below, the undersigned (including its donees or pledgees) intends to distribute the Registrable Securities listed above in Item 3. pursuant to the Shelf Registration Statement only as follows (if at all): such Registrable Securities may be sold from time to time directly by the undersigned or alternatively through underwriters, broker-dealers or agents. If the Registrable Securities are sold through underwriters, broker-dealers or agents, the Selling Securityholder will be responsible for underwriting discounts or commissions or agent’s commissions (in addition to any other fees and expenses incurred in connection therewith unless otherwise specified in the Registration Rights Agreement). Such Registrable Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve crosses or block transactions) (i) on any national securities exchange or quotation service on which the Registrable Securities may be listed or quoted at the time of sale, (ii) in the over-the-counter market, (iii) in transactions other than on such exchanges or services or in the over-the-counter market or (iv) through the writing of options. The Selling Securityholder may pledge or grant a security interest in some or all of the Registrable Securities owned by it and, if it defaults in the performance of its secured obligations, the pledgees or secured parties may offer and sell the Registrable Securities from time to time pursuant to the prospectus. The Selling Securityholder also may transfer and donate shares in other circumstances in which case the transferees, donees, pledgees or other successors in interest will be the selling Securityholder for purposes of the prospectus.

State any exceptions here:

Note: In no event may such method(s) of distribution take the form of an underwritten offering of the Registrable Securities without the prior agreement of the Company. See the Registration Rights Agreement for more information.

The Company hereby advises each selling securityholder of the following Interpretation of the July 1997 SEC Manual of Publicly Available Telephone Interpretations regarding short selling:

“An issuer filed a Form S-3 registration statement for a secondary offering of Class A common stock which is not yet effective. One of the selling shareholders wanted to do a short sale of Class A common stock “against the box” and cover the short sale with registered shares after the effective date. The issuer was advised that the short sale could not be made before the registration statement becomes effective, because the shares underlying the short sale are deemed to be sold at the time such sale is made. There would, therefore, be a violation of Section 5 if the shares were effectively sold prior to the effective date.”

By returning this Notice and Questionnaire, the Selling Securityholder will be deemed to be aware of the foregoing interpretation.

Securities Received From Named Selling Securityholder:

Did the Selling Securityholder receive its Registrable Securities listed above in Item 3. as a transferee from selling securityholder(s) previously identified in the Shelf Registration Statement?

☐ Yes

☐ No

If so, please answer the following two questions in this section:

Did the Selling Securityholder receive such Registrable Securities listed above in Item 3. from the named selling securityholder(s) prior to the effectiveness of the Shelf Registration Statement?

☐ Yes

☐ No

What is/are the name(s) of the selling securityholder(s) from whom the Selling Securityholder received the Registrable Securities listed above in Item 3. and on which date were such securities received?

The undersigned acknowledges that it understands its obligation to comply with the provisions of the Exchange Act and the rules thereunder relating to stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations), in connection with any offering of Registrable Securities pursuant to the Shelf Registration Statement. The undersigned agrees that neither it nor any person acting on its behalf will engage in any transaction in violation of such provisions. The Selling Securityholder hereby acknowledges its obligations under the Registration Rights Agreement to indemnify and hold harmless certain persons set forth therein.

Pursuant to the Registration Rights Agreement, the Company has agreed under certain circumstances to indemnify the Selling Securityholders against certain liabilities.

In accordance with the undersigned’s obligation under the Registration Rights Agreement to provide such information as may be required by law for inclusion in the Shelf Registration Statement, the undersigned agrees to provide any additional information the Company may reasonably request and to promptly notify the Company of any inaccuracies or changes in the information provided that may occur at any time while the Shelf Registration Statement remains effective. All notices hereunder and pursuant to the Registration Rights Agreement shall be made in writing by hand-delivery, first-class mail, or air courier guaranteeing overnight delivery as follows:

To the Company:                c/o MultiPlan, Inc.
115 Fifth Avenue
New York, NY 10011
Attention: Chief Financial Officer

In the event any Selling Securityholder transfers all or any portion of the Registrable Securities listed in Item 3 above after the date on which such information is provided to the Company, the Selling Securityholder will notify the transferee(s) at the time of transfer of its rights and obligations under this Notice and Questionnaire and the Registration Rights Agreement.

By signing this Notice and Questionnaire, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 7 above and the inclusion of such information in the Shelf Registration Statement, the related prospectus and any state securities or Blue Sky applications. The undersigned understands that such information will be relied upon by the Company without independent investigation or inquiry in connection with the preparation or amendment of the Shelf Registration Statement, the related prospectus and any state securities or Blue Sky applications.

Once this Notice and Questionnaire is executed by the Selling Securityholder and received by the Company, the terms of this Notice and Questionnaire and the representations and warranties contained herein shall be binding on, shall inure to the benefit of, and shall be enforceable by the respective successors, heirs, personal representatives and assigns of the Company and the Selling Securityholder with respect to the Registrable Securities beneficially owned by such Selling Securityholder and listed in Item 3 above. This Notice and Questionnaire shall be governed by, and construed in accordance with, the laws of the State of New York without regard to the conflicts-of-laws provisions thereof.

IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its authorized agent.

Dated:	Beneficial Owner:

By:
Name:
Title:

PLEASE RETURN THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE TO:

c/o MultiPlan, Inc.

115 Fifth Avenue

New York, NY 10011

Attention: Chief Financial Officer